EXHIBIT 99.2

                                 $1,564,626,000
                                (Approximate)(6)
                                 FFMLT 2004-FF3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Approximate Initial                                                     Initial      Average
                        Principal        Certificate    Primary Collateral    Credit     Pass-Through    Life
   Certificates        Balance (6)          Type              Group           Support      Rate (3)     (yrs)(4
------------------------------------------------------------------------------------------------------------------------------------
   A-1             $       982,628,000       Sr            Group I (2)          18.25%    LIBOR +[%]     2.31

   A-2 (7)         $       323,891,000       Sr            Group II (2)         18.25%    LIBOR +[%]     2.33

   M-1             $        95,891,000       Mez          Group I and II        12.25%    LIBOR +[%]     4.81

   M-2             $        79,910,000       Mez          Group I and II         7.25%    LIBOR +[%]     4.73

   M-3             $        23,972,000       Mez          Group I and II         5.75%    LIBOR +[%]     4.70

   M-4             $        21,576,000       Mez          Group I and II         4.40%    LIBOR +[%]     4.69

   B-1             $        19,178,000       Sub          Group I and II         3.20%    LIBOR +[%]     4.68

   B-2             $        17,580,000       Sub          Group I and II         2.10%    LIBOR +[%]     4.65

   Total           $     1,564,626,000
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                      Principal        S&P/Moody's/
                       Payment            Fitch
   Certificates     Window (4) (5)       Ratings
--------------------------------------------------------
   A-1              06/04 - 04/11       AAA/Aaa/AAA

   A-2 (7)          06/04 - 04/11       AAA/Aaa/AAA

   M-1              10/07 - 04/11       AA+/Aa2/AA+

   M-2              08/07 - 04/11         A+/A2/A+

   M-3              07/07 - 04/11          A/A3/A

   M-4              07/07 - 04/11        A-/Baa1/A-

   B-1              06/07 - 04/11      BBB+/Baa2/BBB+

   B-2              06/07 - 04/11       BBB/Baa3/BBB

   Total
--------------------------------------------------------



Not Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------------
   B-3               N/A              N/A               N/A                N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------
   B-3               N/A              N/A
------------------------------------------

      (1) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.

      (2) The Class A-1 and Class A-2 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal from the other collateral group.

      (3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

      (4)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

      (5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2034.

      (6) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 5%.

      (7) The Class A-2 may be structured as a pass-through security or a series of sequential, pro rata or support classes.

Selected Mortgage Pool Data (8)
---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Group I                              Group II
                                             ----------------------------------------------------------------------
                                              Adjustable Rate      Fixed Rate    Adjustable Rate       Fixed Rate       Aggregate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                   $1,110,015,750      $97,782,642     $365,698,200        $32,334,657    $1,605,831,249

Number of Mortgage Loans:                               7,088              748            1,079                190             9,105

Avg. Scheduled Principal Balance:                    $156,605         $130,725         $338,923           $170,182          $176,368

Wtd. Avg. Gross Coupon:                                6.537%           7.011%           6.400%             7.592%            6.556%

Wtd. Avg. Net Coupon(9):                               6.036%           6.510%           5.899%             7.091%            6.054%

Wtd. Avg. Original FICO Score:                            646              650              661                653               650

Wtd. Avg. Original LTV Ratio:                          84.83%           80.62%           83.00%             84.12%            84.15%

Wtd. Avg.  Std. Remaining Term (Mo.):                     358              343              358                351               357

Wtd. Avg.  Seasoning (Mo.):                                 2                2                2                  2                 2

Wtd. Avg.  Months to Roll(10):                             26              N/A               27                N/A                26

Wtd. Avg.  Gross Margin(10):                            5.06%              N/A            4.75%                N/A             4.98%

Wtd. Avg.  Initial Rate Cap(10):                        2.99%              N/A            2.99%                N/A             2.99%

Wtd. Avg. Periodic Rate Cap(10):                        1.00%              N/A            1.00%                N/A             1.00%

Wtd. Avg. Gross Max.  Lifetime Rate(10):               12.54%              N/A           12.40%                N/A            12.50%
------------------------------------------------------------------------------------------------------------------------------------

      (8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

      (9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

      (10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by First Franklin Financial Corp. ("First Franklin").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.10% and excess spread.

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $1,565,849,169, a term of 24 months beginning on the second distribution date, and a strike rate of 1-month LIBOR equal to 1.10%. (See Appendix A for Interest Rate Cap details).

      o The Mortgage Loans will be serviced by Chase Manhattan Mortgage Corporation.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "FFML04F3" and on Bloomberg as "FFML 04-FF3".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:           May 27, 2004

Cut-off Date:                    May 1, 2004

Expected Pricing Date:           On or before April 30, 2004

First Distribution Date:         June 25, 2004

Key Terms
---------

Offered Certificates:            Class A-1, A-2, M-1, M-2, M-3, M-4, B-1 and B-2
                                 Certificates

LIBOR Certificates:              Class A-1, A-2, M-1, M-2, M-3, M-4, B-1, B-2
                                 and B-3 Certificates

Class A Certificates:            Class A-1 and A-2 Certificates

Depositor:                       GS Mortgage Securities Corp.

Manager:                         Goldman Sachs & Co.

Servicers:                       Chase Manhattan Mortgage Corporation

Trustee:                         Deutsche Bank National Trust Company

Servicing Fee Rate:              50 bps

Trustee Fee Rate:                0.15 bps

Interest Rate Cap Provider:      Goldman Sachs Capital Markets LP. The
                                 short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                 Sachs Group, Inc., are rated P-1 by Moody's
                                 Investors Service Inc., A-1 by Standard &
                                 Poor's Ratings Group and F1+ by Fitch Ratings.
                                 The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:               25th day of the month or the following Business
                                 Day

Record Date:                     For any Distribution Date, the last Business
                                 Day of the accrual period

Delay Days:                      0 day delay on all Offered Certificates

Day Count:                       Actual/360 basis

Due Period:                      The period commencing on the second day of the
                                 calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:         The prior Distribution Date to the day prior to
                                 the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                      Adjustable rate mortgage loans: 28% CPR Fixed
                                 rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12
                                 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                  The trust will consist of two groups of
                                 subprime, fixed and adjustable rate, first lien residential mortgage loans

Group I Mortgage Loans:          Approximately $1,207,798,392 of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Group II Mortgage Loans:         Approximately $398,032,857 of Mortgage Loans
                                 with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Excess Spread:                   The initial weighted average net coupon of the
                                 mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                 Initial Gross WAC:                      6.5558%

                                 Less Fees & Expenses(1):                0.5015%

                                 Net WAC:                                6.0543%

                                 Less Initial LIBOR Certificate
                                 Coupon (Approx.)(2):                    1.5281%
                                 ------------------------------          ------

                                 Initial Excess Spread:                  4.5262%

                                     (1) Includes the servicing fee and trustee
                                         fees.
                                     (2) Assumes 1-month LIBOR equal to 1.10%
                                         and a 30-day month.

Servicer Advancing:              Yes as to principal and interest, subject to
                                 recoverability

Compensating Interest:           The Servicer shall provide compensating
                                 interest equal to the lesser of (A) the
                                 aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:          The transaction has a 10% optional clean-up
                                 call

Rating Agencies:                 Standard & Poor's Ratings Group, Moody's
                                 Ratings and Fitch Ratings

Minimum Denomination:            $50,000 with regard to each of the Offered
                                 Certificates


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Legal Investment:                It is anticipated that the Class A-1, A-2 and
                                 M-1 Certificates will be SMMEA eligible

ERISA Eligible:                  Underwriter's exemption is expected to apply to
                                 all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                   All Offered Certificates represent REMIC
                                 regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                      The Offered Certificates will be offered
                                 pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid (1) to the Class A-1 Certificates, up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates, up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the LIBOR Certificates attributable to the WAC Cap, the applicable loan group cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.10% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A LIBOR Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A LIBOR Certificates is greater than or equal to 36.50%.

--------------------------------------------------------------------------------------------------------
           Class                 Initial Subordination Percentage             Step-Down Date Percentage
--------------------------------------------------------------------------------------------------------
             A                                18.25%                                   36.50%
--------------------------------------------------------------------------------------------------------
            M-1                               12.25%                                   24.50%
--------------------------------------------------------------------------------------------------------
            M-2                               7.25%                                    14.50%
--------------------------------------------------------------------------------------------------------
            M-3                               5.75%                                    11.50%
--------------------------------------------------------------------------------------------------------
            M-4                               4.40%                                     8.80%
--------------------------------------------------------------------------------------------------------
            B-1                               3.20%                                     6.40%
--------------------------------------------------------------------------------------------------------
            B-2                               2.10%                                     4.20%
--------------------------------------------------------------------------------------------------------
            B-3                               1.10%                                     2.20%
--------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 42.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
            Distribution Date                                          Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------------
          June 2007 - May 2008                    2.750% for the first month, plus an additional 1/12th of 1.50% for each month thereafter (e.g., approximately 2.875% in July 2007)
------------------------------------------------------------------------------------------------------------------------------------
          June 2008 - May 2009                    4.250% for the first month, plus an additional 1/12th of 1.00% for each month thereafter (e.g., approximately 4.333% in July 2008)
------------------------------------------------------------------------------------------------------------------------------------
          June 2009 - May 2010                    5.250% for the first month, plus an additional 1/12th of 0.75% for each month thereafter (e.g., approximately 5.313% in July 2009)
------------------------------------------------------------------------------------------------------------------------------------
        June 2010 and thereafter                                                      6.000%
------------------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A LIBOR Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

            (i)   Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates,

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates,

                  (C) provided, that if the Interest Remittance Amount for
            either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

            (ii) to the Class M-1 Certificates, their Accrued Certificate Interest,

            (iii) to the Class M-2 Certificates, their Accrued Certificate
                  Interest,

            (iv) to the Class M-3 Certificates, their Accrued Certificate Interest,

            (v)   to the Class M-4 Certificates, their Accrued Certificate
                  Interest,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (vi) to the Class B-1 Certificates, their Accrued Certificate Interest,

            (vii) to the Class B-2 Certificates, their Accrued Certificate
                  Interest, and

            (viii) to the Class B-3 Certificates, their Accrued Certificate
                  Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A LIBOR Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A LIBOR Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A LIBOR Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1, B-2, B-3 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates,

      (ix) sequentially, to Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (x) (A) from any available Interest Rate Cap payments, concurrently to the Class A-1 and Class A-2 Certificates up to their unpaid Class A-1 and Class A-2 Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A-1or A-2 Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 63.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates, (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) approximately 91.20% and (ii) the aggregate scheduled


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type

                                   0-12          13-24          25-36        37-48
Product          No Penalty       Months         Months         Months       Months        Total
-----------------------------------------------------------------------------------------------------
1YR LIBOR ARM   $    616,792   $    397,870   $    399,484   $    419,197   $      0   $    1,833,343
2YR IO            61,835,580     37,084,179    462,422,773     37,434,508          0   $  598,777,040
2YR LIBOR ARM    117,905,685     34,243,928    469,931,804     59,494,556          0      681,575,974
3YR IO             2,360,318      1,472,000      2,642,528     16,842,680    209,000       23,526,525
3YR LIBOR ARM      5,866,798        320,805        560,636     16,173,180    347,380       23,268,798
5YR IO             9,990,517      2,651,300     20,570,008     45,747,810          0       78,959,636
5YR LIBOR ARM      8,117,164      2,074,301     16,893,222     31,361,420          0       58,446,107
6 Month Libor        235,535        478,971        749,023        472,636          0        1,936,165
6 month IO         1,184,997        183,200      5,960,416         61,749          0        7,390,362
Fixed Balloon         40,453              0              0        412,771          0          453,224
Fixed Rate        16,037,130      7,359,750      6,395,484     99,871,711          0      129,664,075
-----------------------------------------------------------------------------------------------------
TOTAL           $224,190,969   $ 86,266,304   $986,525,378   $308,292,218   $556,380   $1,605,831,249
=====================================================================================================


                                     0-12        13-24        25-36        37-48
Product            No Penalty       Months       Months       Months       Months
---------------------------------------------------------------------------------
1YR LIBOR ARM           33.64%        21.7%       21.79%       22.87%        0.00%
2YR IO                  10.33         6.19        77.23         6.25         0.00
2YR LIBOR ARM           17.30         5.02        68.95         8.73         0.00
3YR IO                  10.03         6.26        11.23        71.59         0.89
3YR LIBOR ARM           25.21         1.38         2.41        69.51         1.49
5YR IO                  12.65         3.36        26.05        57.94         0.00
5YR LIBOR ARM           13.89         3.55        28.90        53.66         0.00
6 Month Libor           12.17        24.74        38.69        24.41         0.00
6 month IO              16.03         2.48        80.65         0.84         0.00
Fixed Balloon            8.93         0.00         0.00        91.07         0.00
Fixed Rate              12.37         5.68         4.93        77.02         0.00
TOTAL                   13.96%        5.37%       61.43%       19.20%        0.03%
=================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

   The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on April 20, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

------------------------------------------------------------------------------------------------------------------------------------
                                            First Dollar of Loss              LIBOR Flat                          0% Return
------------------------------------------------------------------------------------------------------------------------------------
  Class M-1    CDR (%)                                       24.58                         24.82                              26.53
               Yield (%)                                    4.0067                        3.4883                             0.0093
               WAL                                            3.99                          3.99                               3.78
               Modified Duration                              3.73                          3.74                               3.64
               Principal Window                      May08 - May08                 May08 - May08                      Mar08 - Mar08
               Principal Writedown               87,799.99 (0.09%)          2,240,543.86 (2.34%)             14,542,386.63 (15.17%)
               Total Collat Loss           262,687,932.79 (16.44%)       264,647,943.34 (16.56%)            274,642,898.47 (17.18%)
------------------------------------------------------------------------------------------------------------------------------------
  Class M-2    CDR (%)                                       15.64                         16.12                              17.38
               Yield (%)                                    4.9226                        3.7568                             0.0328
               WAL                                            4.83                          4.73                                4.5
               Modified Duration                              4.34                          4.30                               4.28
               Principal Window                      Mar09 - Mar09                 Feb09 - Feb09                      Jan09 - Jan09
               Principal Writedown               22,231.24 (0.03%)          4,758,539.37 (5.95%)             17,650,816.52 (22.09%)
               Total Collat Loss           194,946,960.27 (12.20%)       198,737,348.45 (12.44%)            210,061,918.83 (13.14%)
------------------------------------------------------------------------------------------------------------------------------------
  Class M-3    CDR (%)                                       13.45                         13.60                              13.97
               Yield (%)                                    5.1553                        3.8340                             0.0785
               WAL                                            4.99                          4.99                               4.89
               Modified Duration                              4.44                          4.46                                4.5
               Principal Window                      May09 - May09                 May09 - May09                      May09 - May09
               Principal Writedown              103,524.15 (0.43%)          1,854,010.12 (7.73%)              6,157,364.59 (25.69%)
               Total Collat Loss           173,913,708.98 (10.88%)       175,532,982.27 (10.98%)            179,500,226.40 (11.23%)
------------------------------------------------------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                       11.53                         11.73                              12.09
               Yield (%)                                    5.8930                        3.9404                             0.0324
               WAL                                            5.24                          5.22                               5.01
               Modified Duration                              4.55                          4.57                               4.55
               Principal Window                      Aug09 - Aug09                 Aug09 - Aug09                      Jul09 - Jul09
               Principal Writedown               17,788.73 (0.08%)         2,467,161.38 (11.43%)              6,422,448.75 (29.77%)
               Total Collat Loss            155,046,459.31 (9.70%)        157,333,016.31 (9.84%)            160,623,397.19 (10.05%)
------------------------------------------------------------------------------------------------------------------------------------
  Class B-1    CDR (%)                                        9.94                         10.14                              10.43
               Yield (%)                                    6.1696                        3.9764                             0.0777
               WAL                                            5.41                          5.37                                5.2
               Modified Duration                              4.63                          4.65                               4.69
               Principal Window                      Oct09 - Oct09                 Oct09 - Oct09                      Oct09 - Oct09
               Principal Writedown               42,947.28 (0.22%)         2,558,383.77 (13.34%)              6,207,259.15 (32.37%)
               Total Collat Loss            137,793,492.37 (8.62%)        140,194,599.71 (8.77%)             143,652,521.81 (8.99%)
------------------------------------------------------------------------------------------------------------------------------------
  Class B-2    CDR (%)                                        8.52                          8.81                               9.06
               Yield (%)                                    7.4366                        4.0356                             0.0280
               WAL                                            5.66                          5.47                               5.23
               Modified Duration                              4.63                          4.59                               4.61
               Principal Window                      Jan10 - Jan10                 Dec09 - Dec09                      Dec09 - Dec09
               Principal Writedown              114,258.03 (0.65%)         3,687,906.88 (20.98%)              6,944,454.94 (39.50%)
               Total Collat Loss            122,089,278.08 (7.64%)        125,171,469.08 (7.83%)             128,285,050.49 (8.03%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                       The Mortgage Loans - All Collateral

      Scheduled Principal Balance:                       $    1,605,831,249

      Number of Mortgage Loans:                                       9,105

      Average Scheduled Principal Balance:                          176,368

      Weighted Average Gross Coupon:                                  6.556%

      Weighted Average Net Coupon:                                    6.055%

      Weighted Average Original FICO Score:                             650

      Weighted Average Original LTV Ratio:                            84.15%

      Weighted Average Stated Remaining Term (months):                  357

      Weighted Average Seasoning (months):                                2

      Weighted Average Months to Roll:                                   26

      Weighted Average Gross Margin:                                   4.98%

      Weighted Average Initial Rate Cap:                               2.99%

      Weighted Average Periodic Rate Cap:                              1.00%

      Weighted Average Gross Maximum Lifetime Rate:                   12.50%


                    Distribution by Current Principal Balance

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Current Principal       Number Of    Principal     Principal   Avg. Gross   Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              368  $   15,269,260       0.95%       7.679%        625    $41,493       80.37%     87.73%       78.43%
$50,001 - $75,000            821      52,654,441       3.28        7.374         632     64,135       85.38      90.20        88.76
$75,001 - $100,000         1,109      97,772,305       6.09        7.121         631     88,163       85.19      92.39        93.79
$100,001 - $125,000        1,285     144,692,401       9.01        6.838         640    112,601       85.27      92.01        95.36
$125,001 - $150,000        1,144     157,273,710       9.79        6.873         638    137,477       85.65      90.65        96.11
$150,001 - $200,000        1,646     285,358,188      17.77        6.594         645    173,365       85.39      90.61        96.94
$200,001 - $250,000          959     215,335,464      13.41        6.478         650    224,542       84.44      87.60        96.34
$250,001 - $300,000          662     182,110,690      11.34        6.344         656    275,092       83.92      85.88        96.24
$300,001 - $350,000          423     136,632,536       8.51        6.283         657    323,008       83.80      87.78        96.66
$350,001 - $400,000          249      93,540,431       5.83        6.251         660    375,664       83.47      87.05        97.58
$400,001 & Above             439     225,191,823      14.02        6.130         673    512,965       80.72      90.77        98.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249     100.00%       6.556%        650   $176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                          Distribution by Current Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal   Avg. Gross   Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Current Rate              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below              2,297    $528,306,577      32.90%       5.569%        671   $229,999       79.26%     94.61%       99.04%
6.00- 6.49%                1,404     270,310,883      16.83        6.211         655    192,529       81.93      90.17        96.96
6.50- 6.99%                2,070     356,699,084      22.21        6.734         644    172,318       84.98      90.71        92.77
7.00- 7.49%                  894     136,950,064       8.53        7.251         634    153,188       88.54      86.00        93.06
7.50- 7.99%                1,289     180,973,293      11.27        7.697         628    140,398       90.66      80.66        94.75
8.00- 8.49%                  612      75,196,655       4.68        8.175         622    122,870       92.40      80.92        97.43
8.50- 8.99%                  413      46,108,438       2.87        8.652         616    111,643       93.18      78.29        97.30
9.00- 9.49%                   91       8,340,722       0.52        9.120         617     91,656       90.34      72.87        94.29
9.50- 9.99%                   27       2,379,784       0.15        9.701         594     88,140       89.57      84.16        98.18
10.00 & Above                  8         565,750       0.04       10.324         592     70,719       86.29      60.93        83.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249     100.00%       6.556%        650   $176,368       84.15%     89.44%       96.14%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal   Avg. Gross   Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Fico                      Loans       Balance        Balance     Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  417     $90,411,343       5.63%      6.171%         761   $216,814       84.89%     84.08%       91.74%
720-739                      293      65,456,037       4.08       6.169          729    223,399       84.24      76.47        95.12
700-719                      507     103,639,546       6.45       6.203          708    204,417       85.41      78.57        92.86
680-699                      747     149,725,006       9.32       6.248          688    200,435       85.28      83.06        91.75
660-679                    1,083     218,305,503      13.59       6.209          668    201,575       84.17      88.41        95.81
640-659                    1,454     273,879,008      17.06       6.400          649    188,362       85.29      92.06        96.73
620-639                    1,482     245,074,204      15.26       6.635          629    165,367       84.41      95.90        97.95
600-619                    1,801     274,633,846      17.10       6.859          609    152,490       85.19      94.76        98.37
580-599                      517      74,525,237       4.64       7.197          589    144,149       79.49      86.02        96.63
560-579                      485      69,274,297       4.31       7.463          570    142,834       78.78      90.02        98.01
540-559                      319      40,907,222       2.55       7.734          548    128,236       76.17      91.73       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249     100.00%      6.556%         650   $176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                           Distribution by Lien Status

                                                    Pct. Of
                                                    Pool By      Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal   Avg. Orig.  Pct. Full  Pct. Owner
Lien Status               Loans       Balance       Balance      Coupon     Avg. FICO   Balance       LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                9,105  $1,605,831,249      100.00%      6.556%        650   $176,368       84.15%     89.44%       96.14%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650   $176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                          Distribution by Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                   39      $4,687,920        0.29%      6.457%        626   $120,203       33.28%     79.92%       93.50%
40.01 - 50.00%                66       8,983,988        0.56       6.310         633    136,121       46.09      78.64        96.09
50.01 - 60.00%               135      20,423,574        1.27       6.480         622    151,286       55.85      66.44        89.10
60.01 - 70.00%               366      67,610,993        4.21       6.513         622    184,729       66.52      77.19        91.74
70.01 - 80.00%             4,558     873,816,052       54.42       6.073         654    191,710       79.40      91.40        97.43
80.01 - 85.00%               471      70,349,781        4.38       7.266         613    149,363       84.50      85.08        92.65
85.01 - 90.00%             1,030     172,033,525       10.71       7.100         646    167,023       89.64      85.76        85.11
90.01 - 95.00%               596     111,083,322        6.92       6.914         651    186,381       94.57      91.87        99.85
95.01 - 100.00%            1,844     276,842,094       17.24       7.445         659    150,131       99.93      90.87       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650   $176,368       84.15%     89.44%       96.14%
====================================================================================================================================

                       Distribution by Documentation Type

                                                    Pct. Of
                                                    Pool By     Weighted                  Avg      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation Type        Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   8,190  $1,436,273,642       89.44%      6.501%        648  $ 175,369       84.41%    100.00%       96.51%
Ltd Income Verif.            202      43,530,453        2.71       6.464         661    215,497       80.03       0.00        95.18
No Income Verif.             599     107,378,443        6.69       7.147         665    179,263       82.64       0.00        92.45
No Doc                       114      18,648,711        1.16       7.591         706    163,585       81.89       0.00        91.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               2,592  $  441,325,984       27.48%      6.776%        631  $ 170,265       80.89%     85.57%       95.87%
Purchase                   5,797   1,046,883,728       65.19       6.432         660    180,591       85.74      91.34        96.42
Refi                         716     117,621,537        7.32       6.835         631    164,276       82.16      87.11        94.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                        Distribution by Occupancy Status

                                                    Pct. Of
                                                    Pool By     Weighted                  Avg      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status          Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             8,612  $1,543,925,310       96.14%      6.541%        649  $ 179,276       84.25%     89.78%      100.00%
Non Owner                    493      61,905,939        3.86       6.937         676    125,570       81.59      81.03         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                          Distribution by Property Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type             Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              7,996  $1,401,300,936       87.26%      6.561%        648  $ 175,250       84.23%     89.93%       96.86%
Condo                        681     123,182,846        7.67       6.358         666    180,885       83.64      88.62        96.60
Units 2-4                    386      73,717,774        4.59       6.720         663    190,979       83.35      82.45        81.95
Condo >4                      39       7,240,678        0.45       7.236         661    185,658       85.31      80.18        93.42
Modular                        3         389,014        0.02       6.735         699    129,671       82.10     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                              Distribution by State

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal   Avg. Gross   Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                     Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)      1,702  $  451,964,904      28.15%       6.128%        661  $ 265,549       80.58%     90.70%       96.18%
California (Northern)        632     177,253,124      11.04        6.005         661    280,464       80.95      91.67        97.19
Florida                      763     113,735,457       7.08        6.969         647    149,064       85.53      87.24        96.15
Texas                        548      70,354,281       4.38        6.800         644    128,384       85.69      82.66        97.78
Michigan                     437      60,598,925       3.77        7.089         635    138,670       87.63      86.24        95.61
Illinois                     391      57,977,180       3.61        7.120         637    148,279       87.47      86.28        92.65
Ohio                         470      55,681,319       3.47        6.952         640    118,471       89.11      93.43        95.35
New York                     261      53,140,164       3.31        6.870         653    203,602       84.72      75.83        92.93
Colorado                     234      43,019,584       2.68        6.314         649    183,844       83.71      89.26        98.24
Georgia                      291      42,904,818       2.67        6.951         642    147,439       89.19      89.53        95.82
Minnesota                    218      40,041,392       2.49        6.516         644    183,676       85.57       87.2        96.51
Others                     3,158     439,160,100      27.35        6.825         642    139,063       86.30      91.12        96.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249     100.00%       6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Code                  Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                         14  $    4,636,032        0.29%      5.872%        650  $ 331,145       80.05%     83.66%      100.00%
92592                         17       4,514,005        0.28       6.048         669    265,530       83.79      85.66        94.70
92563                         16       4,469,743        0.28       5.705         654    279,359       79.34      92.80       100.00
92392                         25       4,266,895        0.27       6.414         629    170,676       80.88      91.90       100.00
92345                         22       3,970,988        0.25       6.573         639    180,499       81.19      96.41       100.00
95020                          9       3,934,491        0.25       6.122         664    437,166       80.28      74.95        91.56
92584                         16       3,930,720        0.24       6.036         652    245,670       82.74     100.00       100.00
92078                         13       3,763,253        0.23       5.665         703    289,481       78.59      76.01       100.00
92557                         18       3,655,966        0.23       6.160         642    203,109       82.14     100.00        92.61
92084                         10       3,299,344        0.21       5.936         697    329,934       82.92     100.00        89.70
Others                     8,945   1,565,389,811       97.48       6.569         650    175,002       84.22      89.43        96.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                  Distribution by Remaining Months To Maturity

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Remaining Months        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
  To Maturity             Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                92  $    9,100,368        0.57%      7.271%        630  $  98,917       78.02%     86.42%       92.66%
181 - 240 Months               3         261,446        0.02       7.062         570     87,149       61.27     100.00       100.00
241 - 360 Months           9,010   1,596,469,434       99.42       6.552         650    177,189       84.18      89.46        96.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                          Distribution by Product Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Product Type              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1YR Libor Arm                 10       1,833,343        0.11       6.501         667    183,334       87.68      64.94        78.99
2YR IO                     2,633     598,777,040       37.29       6.195         654    227,412       83.03      95.49        97.10
2YR Libor Arm              4,538     681,575,974       42.44       6.835         642    150,193       86.10      83.05        95.74
3YR IO                       108      23,526,525        1.47       6.339         659    217,838       82.07      93.78        96.82
3YR Libor Arm                148      23,268,798        1.45       6.678         644    157,222       83.92      90.64        94.51
5YR IO                       340      78,959,636        4.92       6.197         678    232,234       82.19      94.99        97.02
5YR Libor Arm                348      58,446,107        3.64       6.376         663    167,949       82.54      87.52        96.00
6 Month Libor                 11       1,936,165        0.12       5.726         641    176,015       80.86      89.75        89.75
6 Month IO                    31       7,390,362        0.46       5.336         682    238,399       81.97     100.00        86.43
Fixed Balloon                  5         453,224        0.03       7.250         685     90,645       80.35     100.00       100.00
Fixed Rate                   933     129,664,074        8.07       7.155         650    138,975        81.4      91.25        94.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Periodic Cap              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
NA (Fixed)                   938  $  130,117,298        8.10%      7.155%        650  $ 138,718       81.49%     91.28%       94.47%
1                          8,167   1,475,713,950       91.90       6.503         650    180,692       84.38      89.28        96.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months To Rate Reset

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Months To               Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Rate Reset                Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                          52  $   11,159,871        0.69%      5.595%        672  $ 214,613       82.72%     92.46%       85.78%
13-24                      7,172   1,280,503,668       79.74       6.536         648    178,542       84.67      88.91        96.36
25-36                        256      46,698,796        2.91       6.505         652    182,417       82.97      92.20        96.03
49-60                        687     137,351,616        8.55       6.272         671    199,930       82.30      91.49        96.58
N/A (Fixed)                  938     130,117,298        8.10       7.155         650    138,718       81.49      91.28        94.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                        Distribution by Life Maximum Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Life Maximum Rate         Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below             5,185  $1,056,806,960       65.81%      6.030%        659  $ 203,820       81.70%     92.38%       96.63%
13.00-13.49%                 995     153,057,763        9.53       7.195         634    153,827       89.32      85.72        93.99
13.50-13.99%               1,101     156,606,098        9.75       7.697         627    142,240       91.41      79.80        94.70
14.00-14.49%                 503      64,754,033        4.03       8.175         620    128,736       93.16      79.57        98.30
14.50-14.99%                 317      37,903,818        2.36       8.646         614    119,570       93.82      76.31        98.87
15.00-15.49%                  57       5,859,254        0.36       9.116         616    102,794       92.07      69.17        99.39
15.50-15.99%                   7         606,463        0.04       9.632         560     86,638       85.99      65.60       100.00
16.00% & Above                 2         119,561        0.01      10.090         571     59,780       89.96     100.00       100.00
N/A (Fixed)                  938     130,117,298        8.10       7.155         650    138,718       81.49      91.28        94.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================


                             Distribution by Margin

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Margin                    Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              3,536  $  752,184,174       46.84%      5.856%        665  $ 212,722       78.52%     88.87%       95.46%
5.00- 5.49%                1,389     242,801,029       15.12       6.650         646    174,803       85.74      85.14        95.29
5.50- 5.99%                1,299     209,179,585       13.03       7.035         635    161,031       90.83      88.08        97.04
6.00- 6.49%                1,007     151,772,562        9.45       7.474         629    150,718       93.99      93.43        98.32
6.50- 6.99%                  669      88,873,105        5.53       7.951         619    132,845       94.95      97.57        99.52
7.00 & Above                 267      30,903,497        1.92       8.560         605    115,743       95.14      95.76       100.00
N/A (Fixed)                  938     130,117,298        8.10       7.155         650    138,718       81.49      91.28        94.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      9,105  $1,605,831,249      100.00%      6.556%        650  $ 176,368       84.15%     89.44%       96.14%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

      Scheduled Principal Balance:                           $1,110,015,750

      Number of Mortgage Loans:                                       7,088

      Average Scheduled Principal Balance:                         $156,605

      Weighted Average Gross Coupon:                                  6.537%

      Weighted Average Net Coupon:                                    6.036%

      Weighted Average Original FICO Score:                             646

      Weighted Average Original LTV Ratio:                            84.83%

      Weighted Average Stated Remaining Term (months):                  358

      Weighted Average Seasoning (months):                                2

      Weighted Average Months to Roll:                                   26

      Weighted Average Gross Margin:                                   5.06%

      Weighted Average Initial Rate Cap:                               2.99%

      Weighted Average Periodic Rate Cap:                              1.00%

      Weighted Average Gross Maximum Lifetime Rate:                   12.54%


                    Distribution By Current Principal Balance

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Current Principal       Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              223  $    9,413,229        0.85%      7.295%        624  $  42,212       80.93%     87.62%       79.84%
$50,001 - $75,000            606      39,085,544        3.52       7.101         633     64,498       85.51      90.59        88.81
$75,001 - $100,000           874      77,108,855        6.95       6.881         634     88,225       85.00      93.10        93.49
$100,001 - $125,000        1,125     127,004,817       11.44       6.709         642    112,893       85.32      92.64        95.04
$125,001 - $150,000          985     135,321,732       12.19       6.719         640    137,382       85.50      91.81        95.80
$150,001 - $200,000        1,483     257,348,908       23.18       6.506         645    173,533       85.33      90.95        96.82
$200,001 - $250,000          863     193,904,992       17.47       6.403         650    224,687       84.53      87.86        96.27
$250,001 - $300,000          621     170,760,199       15.38       6.290         657    274,976       84.04      86.07        96.14
$300,001 - $350,000          279      88,189,091        7.94       6.264         656    316,090       83.98      86.04        96.75
$350,001 - $400,000           16       6,032,474        0.54       6.457         666    377,030       86.88      87.42       100.00
$400,001 & Above              13       5,845,910        0.53       6.334         688    449,685       80.76      90.59        76.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                          Distribution By Current Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Current Rate              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below              1,861  $  345,509,037       31.13%      5.568%        668  $ 185,658       79.47%     94.61%       98.62%
6.00- 6.49%                1,186     191,876,299       17.29       6.208         649    161,784       82.33      91.35        96.21
6.50- 6.99%                1,708     259,072,085       23.34       6.734         641    151,682       86.04      90.34        91.76
7.00- 7.49%                  740     107,056,324        9.64       7.249         631    144,671       89.67      85.93        93.08
7.50- 7.99%                1,068     142,839,632       12.87       7.700         626    133,745       91.71      80.52        94.72
8.00- 8.49%                  497      62,239,915        5.61       8.174         617    125,231       93.02      81.31        98.23
8.50- 8.99%                   28       1,422,458        0.13       8.500         603     50,802       92.20      92.99        94.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Credit Score              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  303  $   51,785,158        4.67%      6.137%        762  $ 170,908       85.87%     83.17%       87.26%
720-739                      219      39,217,306        3.53       6.154         729    179,074       85.54      74.27        93.80
700-719                      386      67,263,350        6.06       6.197         708    174,257       86.27      77.47        90.43
680-699                      560      96,287,313        8.67       6.234         688    171,942       86.05      81.79        90.88
660-679                      837     140,461,513       12.65       6.237         668    167,815       85.30      88.53        94.62
640-659                    1,145     185,111,697       16.68       6.415         649    161,670       86.98      93.00        96.32
620-639                    1,179     177,677,854       16.01       6.586         629    150,702       85.00      95.41        97.90
600-619                    1,473     215,982,104       19.46       6.738         609    146,627       85.07      94.96        98.19
580-599                      410      57,081,214        5.14       7.135         589    139,222       80.04      84.31        96.44
560-579                      354      49,613,197        4.47       7.285         571    140,150       78.84      89.93        97.49
540-559                      222      29,535,043        2.66       7.534         548    133,041       75.91      95.52       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                           Distribution By Lien Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Lien Status               Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
  Combined              Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original Ltv              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                   26  $    2,747,793        0.25%      6.224%        622  $ 105,684       31.59%     65.75%       92.73%
40.01 - 50.00%                42       5,464,027        0.49       6.320         621    130,096       45.09      71.74        96.31
50.01 - 60.00%                90      12,386,212        1.12       6.311         615    137,625       55.84      70.54        97.20
60.01 - 70.00%               237      36,634,552        3.30       6.544         610    154,576       66.50      73.94        88.79
70.01 - 80.00%             3,625     587,390,664       52.92       6.063         649    162,039       79.53      91.15        96.85
80.01 - 85.00%               361      53,669,333        4.84       7.123         612    148,669       84.49      85.28        93.05
85.01 - 90.00%               801     125,016,444       11.26       7.050         642    156,075       89.64      87.14        82.22
90.01 - 95.00%               453      74,818,237        6.74       6.835         648    165,162       94.60      93.31        99.77
95.01 - 100.00             1,453     211,888,489       19.09       7.318         658    145,828       99.93      91.41       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                          Distribution By Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                   26  $    2,747,793        0.25%      6.224%        622  $ 105,684       31.59%     65.75%       92.73%
40.01 - 50.00%                42       5,464,027        0.49       6.320         621    130,096       45.09      71.74        96.31
50.01 - 60.00%                90      12,386,212        1.12       6.311         615    137,625       55.84      70.54        97.20
60.01 - 70.00%               237      36,634,552        3.30       6.544         610    154,576       66.50      73.94        88.79
70.01 - 80.00%             3,625     587,390,664       52.92       6.063         649    162,039       79.53      91.15        96.85
80.01 - 85.00%               361      53,669,333        4.84       7.123         612    148,669       84.49      85.28        93.05
85.01 - 90.00%               801     125,016,444       11.26       7.050         642    156,075       89.64      87.14        82.22
90.01 - 95.00%               453      74,818,237        6.74       6.835         648    165,162       94.60      93.31        99.77
95.01 - 100.00             1,453     211,888,489       19.09       7.318         658    145,828       99.93      91.41       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation             Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   6,412  $  995,155,402       89.65%      6.491%        644  $ 155,202       85.15%    100.00%       95.89%
Ltd Income Verif             152      27,784,399        2.50       6.389         661    182,792       80.49       0.00        93.77
No Income Verif              455      75,895,291        6.84       7.075         663    166,803       82.99       0.00        92.52
No Doc                        69      11,180,658        1.01       7.333         703    162,039       80.55       0.00        89.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                          Distribution By Loan Purpose

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,921  $  303,742,401       27.36%      6.710%        628  $ 158,117       81.53%     85.87%       95.36%
Purchase                   4,640     727,714,308       65.56       6.437         657    156,835       86.37      91.42        95.67
Refi                         527      78,559,041        7.08       6.798         625    149,068       83.40      87.94        95.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                        Distribution By Occupancy Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status          Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             6,700  $1,060,497,568       95.54%      6.523%        645  $ 158,283       84.93%     89.98%      100.00%
Non Owner                    388      49,518,182        4.46       6.842         677    127,624       82.81      82.67         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                          Distribution By Property Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              6,177  $  951,879,075       85.75%      6.546%        644  $ 154,101       84.98%     90.17%       96.29%
Condo                        563      92,101,728        8.30       6.338         661    163,591       83.82      89.43        96.80
Units 2-4                    314      60,455,789        5.45       6.643         663    192,534       83.95      82.44        82.25
Condo >4                      33       5,410,320        0.49       7.213         649    163,949       86.63      82.54        91.19
Modular                        1         168,837        0.02       5.625         669    168,837       90.00     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                     Loans       Balance       Balance      Coupon     Avg. FICO   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)      1,206  $  263,661,879       23.75%      6.127%        655  $ 218,625       81.29%     90.14%       95.43%
California (Northern)        418      93,371,620        8.41       6.031         656    223,377       81.09      91.16        95.66
Florida                      588      81,456,330        7.34       6.841         646    138,531       86.18      88.32        96.15
Texas                        417      50,617,987        4.56       6.674         644    121,386       86.29      83.97        97.23
Michigan                     375      49,394,046        4.45       7.006         632    131,717       87.57      86.39        95.03
Illinois                     326      46,742,310        4.21       7.015         636    143,381       87.26      86.25        91.33
Ohio                         362      41,840,488        3.77       6.819         636    115,581       88.65      92.70        95.57
Colorado                     218      38,091,890        3.43       6.282         649    174,733       83.77      90.62        98.01
Georgia                      245      35,266,327        3.18       6.834         644    143,944       89.29      91.76        94.99
Minnesota                    199      33,267,616        3.00       6.548         639    167,174       85.87      87.96        95.80
New York                     178      32,467,986        2.93       6.783         647    182,404       84.30      74.48        91.62
Others                     2,556     343,837,272       30.98       6.704         643    134,522       86.46      91.85        95.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                            Distribution By Zip Code

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Code                  Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
92592                         15  $    3,768,242        0.34%      5.953%        664  $ 251,216       82.63%     92.36%       93.65%
92392                         21       3,725,291        0.34       6.315         632    177,395       81.68      94.40       100.00
92078                         12       3,449,614        0.31       5.703         705    287,468       80.91      73.83       100.00
92563                         13       3,425,653        0.31       5.688         652    263,512       80.00      90.61       100.00
92557                         16       3,260,647        0.29       6.104         643    203,790       82.39     100.00        91.72
92584                         13       3,098,803        0.28       5.720         655    238,369       81.15     100.00       100.00
92503                         15       3,050,924        0.27       6.317         676    203,395       82.22      76.91        89.52
91730                         13       2,832,977        0.26       6.029         651    217,921       80.73     100.00        95.88
92530                         13       2,791,118        0.25       5.889         652    214,701       83.88     100.00       100.00
92345                         16       2,636,626        0.24       6.534         632    164,789       84.42      94.59       100.00
Others                     6,941   1,077,975,855       97.11       6.553         646    155,306       84.92      89.58        95.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                  Distribution By Remaining Months To Maturity

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Remaining Months        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
  To Maturity             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months           7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Amortization Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Amortization Type         Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1YR LIBOR ARM                  9  $    1,694,018        0.15%      6.305%        675  $ 188,224       87.49%     62.05%       77.26%
2YR IO                     2,176     405,656,998       36.55       6.248         650    186,423       83.66      95.98        96.44
2YR LIBOR ARM              4,064     567,562,918       51.13       6.790         640    139,656       86.24      84.67        95.19
3YR IO                        90      15,804,975        1.42       6.394         656    175,611       82.53      92.86        95.26
3YR LIBOR ARM                133      19,772,753        1.78       6.579         646    148,667       83.58      89.92        95.68
5YR IO                       270      48,882,770        4.40       6.260         671    181,047       81.98      94.12        95.18
5YR LIBOR ARM                312      44,776,827        4.03       6.412         658    143,515       82.47      89.39        94.92
6 Month Libor                 10       1,457,194        0.13       5.759         639    145,719       81.14      86.38        86.38
6 Month IO                    24       4,407,296        0.40       5.603         655    183,637       81.94     100.00        77.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                          Distribution By Periodic Cap

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Periodic Cap              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                          7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                      Distribution By Months To Rate Reset

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Months To               Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Rate Reset                Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                          43  $    7,558,509        0.68%      5.790%        656  $ 175,779       83.03%     88.87%       79.01%
13-24                      6,241     973,465,771       87.70       6.564         644    155,979       85.17      89.39        95.70
25-36                        223      35,481,200        3.20       6.493         650    159,109       83.10      91.20        95.97
49-60                        581      93,510,270        8.42       6.333         665    160,947       82.18      91.85        95.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================


                        Distribution By Life Maximum Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Life Maximum Rate         Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below             4,543  $  767,841,982       69.17%      6.068%        655  $ 169,017       82.06%     92.69%       95.89%
13.00-13.49%                 953     135,845,708       12.24       7.196         633    142,545       89.45      85.91        93.22
13.50-13.99%               1,067     142,698,939       12.86       7.700         626    133,738       91.72      80.50        94.72
14.00-14.49%                 496      62,144,101        5.60       8.174         617    125,291       93.01      81.28        98.22
14.50-14.99%                  29       1,485,020        0.13       8.453         604     51,208       92.40      93.28        94.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution By Margin

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Margin                    Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              3,027  $  518,242,581       46.69%      5.881%        661  $ 171,207       78.56%     88.38%       94.12%
5.00- 5.49%                1,275     196,252,443       17.68       6.645         644    153,923       85.51      84.98        94.41
5.50- 5.99%                1,212     181,055,555       16.31       7.019         634    149,386       90.60      89.14        96.78
6.00- 6.49%                  917     129,071,981       11.63       7.444         626    140,755       93.94      96.67        98.41
6.50- 6.99%                  572      75,092,287        6.76       7.851         622    131,280       95.46      98.99        99.75
7.00 & Above                  85      10,300,903        0.93       8.093         616    121,187       94.67      95.74       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      7,088  $1,110,015,750      100.00%      6.537%        646  $ 156,605       84.83%     89.65%       95.54%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

      Scheduled Principal Balance:                       $97,782,642

      Number of Mortgage Loans:                                  748

      Average Scheduled Principal Balance:                  $130,725

      Weighted Average Gross Coupon:                           7.011%

      Weighted Average Net Coupon:                             6.510%

      Weighted Average Original FICO Score:                      650

      Weighted Average Original LTV Ratio:                     80.62%

      Weighted Average Stated Remaining Term (months):           343

      Weighted Average Seasoning (months):                         2


                    Distribution By Current Principal Balance

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Current Principal       Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               80  $    3,266,857        3.34%      7.686%        632  $  40,836       74.51%     93.32%       77.89%
$50,001 - $75,000            111       7,037,539        7.20       7.505         641     63,401       79.67      91.68        86.75
$75,001 - $100,000           121      10,696,773       10.94       7.267         638     88,403       79.95      94.37        92.81
$100,001 - $125,000           98      10,880,656       11.13       7.136         642    111,027       80.42      89.95        97.09
$125,001 - $150,000           94      13,049,262       13.35       7.154         637    138,822       81.42      89.29        96.62
$150,001 - $200,000          114      19,706,528       20.15       6.885         653    172,864       82.66      95.35        97.24
$200,001 - $250,000           76      16,935,293       17.32       6.805         657    222,833       80.96      90.97        96.09
$250,001 - $300,000           32       8,880,894        9.08       6.744         650    277,528       79.10      84.73        97.08
$300,001 - $350,000           20       6,330,500        6.47       6.497         679    316,525       79.66     100.00       100.00
$350,001 - $400,000            1         359,393        0.37       6.875         609    359,393       79.82     100.00       100.00
$400,001 & Above               1         638,946        0.65       6.990         794    638,946       80.00     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                          Distribution By Current Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Current Rate              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                 52  $   10,962,756       11.21%      5.730%        686  $ 210,822       73.31%    100.00%      100.00%
6.00- 6.49%                   74      11,119,305       11.37       6.254         667    150,261       77.87      92.65        97.87
6.50- 6.99%                  210      31,019,379       31.72       6.760         653    147,711       77.91      95.02        96.62
7.00- 7.49%                  114      12,965,597       13.26       7.265         640    113,733       83.20      93.44        90.66
7.50- 7.99%                  180      21,247,378       21.73       7.698         632    118,041       85.03      84.14        94.34
8.00- 8.49%                  108       9,911,517       10.14       8.170         632     91,773       87.40      88.76        91.61
8.50- 8.99%                   10         556,711        0.57       8.500         609     55,671       81.61     100.00        79.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Credit Score              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   41  $    6,635,164        6.79%      6.473%        768  $ 161,833       80.19%     97.26%       97.20%
720-739                       20       2,974,485        3.04       6.969         727    148,724       87.21      78.11        89.54
700-719                       35       4,904,120        5.02       6.674         705    140,118       82.06      92.57        95.73
680-699                       70       9,891,246       10.12       6.807         687    141,304       85.22      92.15        95.23
660-679                       88      12,981,489       13.28       6.801         668    147,517       82.62      87.70        95.36
640-659                      124      17,121,871       17.51       6.866         649    138,080       79.84      90.11        94.62
620-639                      124      14,815,757       15.15       7.189         629    119,482       80.90      96.05        92.74
600-619                      131      15,735,275       16.09       7.284         609    120,117       81.40      96.85        96.78
580-599                       50       5,373,551        5.50       7.334         590    107,471       76.88      91.07        93.82
560-579                       40       4,829,125        4.94       7.372         570    120,728       68.91      87.19        99.38
540-559                       25       2,520,559        2.58       7.856         549    100,822       72.07      89.84       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================

                           Distribution By Lien Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Lien Status               Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                  748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
  Combined              Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                   10  $      866,620        0.89%      6.589%        660  $  86,662       32.21%    100.00%       87.89%
40.01 - 50.00%                19       1,421,377        1.45       6.701         650     74,809       45.33     100.00        89.46
50.01 - 60.00%                31       3,477,621        3.56       6.733         649    112,181       55.70      80.44        81.17
60.01 - 70.00%                85      11,554,420       11.82       6.893         620    135,934       66.30      83.47        96.14
70.01 - 80.00%               347      46,671,891       47.73       6.797         647    134,501       78.51      92.98        95.01
80.01 - 85.00%                31       3,780,737        3.87       7.285         657    121,959       84.13      83.61        90.19
85.01 - 90.00%                66       9,461,435        9.68       7.159         660    143,355       89.53      90.78        93.77
90.01 - 95.00%                57       8,645,926        8.84       7.323         656    151,683       94.05      98.27       100.00
95.01 - 100.00               102      11,902,614       12.17       7.680         669    116,692       99.89      98.40       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                          Distribution By Documentation

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     689  $   90,082,990       92.13%      6.979%        649  $ 130,745       81.01%    100.00%       96.04%
Ltd Income Verif              11       1,683,437        1.72       7.021         652    153,040       82.29       0.00        78.13
No Income Verif               38       4,624,743        4.73       7.440         639    121,704       74.14       0.00        87.85
No Doc                        10       1,391,472        1.42       7.613         693    139,147       75.08       0.00        89.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 331  $   42,889,634       43.86%      7.044%        639  $ 129,576       76.46%     88.92%       93.42%
Purchase                     309      39,360,111       40.25       7.081         662    127,379       85.39      95.76        96.73
Refi                         108      15,532,897       15.89       6.742         647    143,823       80.05      91.78        96.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                        Distribution By Occupancy Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status          Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               692  $   93,136,879       95.25%      6.990%        649  $ 134,591       80.95%     92.89%      100.00%
Non Owner                     56       4,645,763        4.75       7.419         652     82,960       74.09      76.86         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                          Distribution By Property Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                662  $   85,433,325       87.37%      7.001%        647  $ 129,053       80.80%     93.19%       96.99%
Units 2-4                     43       6,537,148        6.69       7.044         662    152,027       77.06      85.78        69.84
Condo                         41       5,535,497        5.66       7.094         672    135,012       82.62      84.78        98.08
Modular                        1         167,862        0.17       6.990         769    167,862       76.36     100.00       100.00
Condo >4                       1         108,810        0.11       8.125         579    108,810       59.46       0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                              Distribution By State

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                     Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)        124  $   23,946,471       24.49%      6.665%        663  $ 193,117       76.26%     95.23%       96.93%
Florida                       72       8,500,831        8.69       7.341         636    118,067       81.10      92.18        93.22
Texas                         74       6,667,017        6.82       7.226         652     90,095       83.83      90.67        98.72
Ohio                          63       6,658,243        6.81       7.344         647    105,686       88.98      95.68        90.16
California (Northern)         32       5,631,514        5.76       6.516         669    175,985       71.42      94.19        98.80
Oregon                        33       4,213,230        4.31       6.621         649    127,674       79.66     100.00        96.09
Pennsylvania                  32       3,575,555        3.66       6.997         641    111,736       81.47      93.29        97.03
New York                      23       3,358,529        3.43       7.081         648    146,023       81.16      79.33        86.48
Maryland                      16       2,665,376        2.73       7.167         654    166,586       80.35      73.80        91.56
Washington                    19       2,662,982        2.72       6.922         651    140,157       82.69      80.78       100.00
Illinois                      23       2,547,795        2.61       7.142         641    110,774       82.93      86.38        97.13
Others                       237      27,355,097       27.98       7.213         639    115,422       82.95      92.09        94.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Code                  Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236                          3  $      871,038        0.89%      6.918%        622  $ 290,346       75.82%     75.64%      100.00%
91710                          3         682,058        0.70       6.620         632    227,353       73.28     100.00       100.00
90019                          1         638,946        0.65       6.990         794    638,946       80.00     100.00       100.00
91387                          2         614,678        0.63       7.057         626    307,339       84.61     100.00       100.00
93722                          3         603,891        0.62       6.305         667    201,297       77.80     100.00       100.00
92399                          2         576,834        0.59       5.944         654    288,417       76.87     100.00       100.00
 3053                          2         543,917        0.56       6.993         653    271,958       92.23     100.00       100.00
92392                          4         541,603        0.55       7.091         608    135,401       75.36      74.74       100.00
95624                          2         453,774        0.46       6.518         683    226,887       70.73      42.81       100.00
92335                          3         448,389        0.46       6.799         688    149,463       80.87     100.00        60.11
Others                       723      91,807,512       93.89       7.029         649    126,981       80.75      92.28        95.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                  Distribution By Remaining Months To Maturity

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Remaining Months        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
  To Maturity             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                79  $    7,849,664        8.03%      7.177%        628  $  99,363       76.50%     84.26%       91.94%
181 - 240 Months               3         261,446        0.27       7.062         570     87,149       61.27     100.00       100.00
241 - 360 Months             666      89,671,532       91.70       6.996         651    134,642       81.04      92.79        95.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================


                        Distribution By Amortization Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Amortization            Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Type                      Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed Balloon                  3  $      359,429        0.37%      6.821%        708  $ 119,810       79.36%    100.00%      100.00%
Fixed Rate                   745      97,423,213       99.63       7.011         649    130,769       80.63      92.10        95.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        748  $   97,782,642      100.00%      7.011%        649  $ 130,725       80.62%     92.13%       95.25%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

      Scheduled Principal Balance:                           $365,698,200

      Number of Mortgage Loans:                                     1,079

      Average Scheduled Principal Balance:                       $338,923

      Weighted Average Gross Coupon:                                6.400%

      Weighted Average Net Coupon:                                  5.899%

      Weighted Average Original FICO Score:                           661

      Weighted Average Original LTV Ratio:                          83.00%

      Weighted Average Stated Remaining Term (months):                358

      Weighted Average Seasoning (months):                              2

      Weighted Average Months to Roll:                                 27

      Weighted Average Gross Margin:                                 4.75%

      Weighted Average Initial Rate Cap:                             2.99%

      Weighted Average Periodic Rate Cap:                            1.00%

      Weighted Average Gross Maximum Lifetime Rate:                 12.40%



                    Distribution By Current Principal Balance

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Current Principal       Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               26  $    1,044,467        0.29%      9.011%        609  $  40,172       87.89%     79.53%       85.59%
$50,001 - $75,000             63       4,050,468        1.11       8.788         614     64,293       92.79      82.30        96.80
$75,001 - $100,000            88       7,684,939        2.10       8.769         603     87,329       93.82      86.19       100.00
$100,001 - $125,000           50       5,453,646        1.49       8.753         601    109,073       92.84      86.14        98.05
$125,001 - $150,000           50       6,852,473        1.87       8.709         622    137,049       94.68      73.50       100.00
$150,001 - $200,000           39       6,592,708        1.80       8.623         625    169,044       93.11      63.66       100.00
$200,001 - $250,000           19       4,265,318        1.17       8.484         634    224,490       93.13      61.95       100.00
$250,001 - $300,000            8       2,205,917        0.60       8.714         603    275,740       92.55      74.44       100.00
$300,001 - $350,000          120      40,759,267       11.15       6.286         656    339,661       84.02      89.27        95.85
$350,001 - $400,000          219      82,315,273       22.51       6.207         659    375,869       83.20      86.21        97.72
$400,001 & Above             397     204,473,724       55.91       6.070         672    515,047       80.80      90.96        99.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                          Distribution By Current Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Current Rate              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                376  $  168,387,032       46.05%      5.558%        677  $ 447,838       79.25%     94.14%       99.80%
6.00- 6.49%                  135      63,042,932       17.24       6.213         668    466,985       81.76      86.23        98.88
6.50- 6.99%                  139      60,896,985       16.65       6.718         651    438,108       84.49      89.91        95.07
7.00- 7.49%                   34      13,850,083        3.79       7.233         644    407,355       87.16      82.79       100.00
7.50- 7.99%                   34      13,907,159        3.80       7.661         639    409,034       88.20      72.66        94.54
8.00- 8.49%                    6       2,547,033        0.70       8.158         684    424,506       97.40      37.34       100.00
8.50- 8.99%                  288      36,418,798        9.96       8.653         614    126,454       93.88      75.62        99.04
9.00- 9.49%                   58       5,922,153        1.62       9.115         615    102,106       91.89      69.50        99.39
9.50- 9.99%                    7         606,463        0.17       9.632         560     86,638       85.99      65.60       100.00
10.00 & Above                  2         119,561        0.03      10.090         571     59,780       89.96     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Credit Score              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   66  $   29,802,514        8.15%      6.113%        758  $ 451,553       84.47%     83.35%      100.00%
720-739                       46      21,443,318        5.86       5.976         729    466,159       81.37      81.78        98.02
700-719                       80      29,718,577        8.13       6.107         707    371,482       83.95      79.22        97.46
680-699                      102      40,266,752       11.01       6.072         689    394,772       83.66      83.85        94.56
660-679                      139      60,320,806       16.49       5.955         669    433,963       82.08      87.99        98.68
640-659                      158      66,943,702       18.31       6.166         649    423,694       81.93      89.54        98.78
620-639                      146      46,791,327       12.80       6.523         628    320,489       83.30      97.60        99.69
600-619                      167      38,267,518       10.46       7.195         609    229,147       86.97      92.54       100.00
580-599                       47      11,071,348        3.03       7.343         588    235,561       77.83      92.14        99.67
560-579                       76      13,599,948        3.72       8.009         567    178,947       82.05      92.37        99.80
540-559                       52       7,472,391        2.04       8.198         548    143,700       78.63      77.56       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                           Distribution By Lien Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Lien Status               Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
  Combined              Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                    3  $    1,073,507        0.29%      6.946%        606  $ 357,836       38.49%    100.00%      100.00%
40.01 - 50.00%                 5       2,098,583        0.57       6.021         650    419,717       49.20      82.16       100.00
50.01 - 60.00%                10       3,920,800        1.07       6.582         614    392,080       56.53      47.07        80.24
60.01 - 70.00%                32      16,477,531        4.51       6.129         645    514,923       66.60      80.51        97.71
70.01 - 80.00%               518     224,564,720       61.41       5.885         668    433,523       79.30      91.72        99.63
80.01 - 85.00%                62      11,633,419        3.18       7.733         604    187,636       84.62      84.71        92.69
85.01 - 90.00%               141      34,601,585        9.46       7.197         653    245,401       89.65      80.06        93.18
90.01 - 95.00%                74      25,593,337        7.00       6.898         659    345,856       94.71      85.35       100.00
95.01 - 100.00               234      45,734,718       12.51       7.790         659    195,448       99.97      85.40       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                          Distribution By Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40% & Below                    3  $    1,073,507        0.29%      6.946%        606  $ 357,836       38.49%    100.00%      100.00%
40.01 - 50.00%                 5       2,098,583        0.57       6.021         650    419,717       49.20      82.16       100.00
50.01 - 60.00%                10       3,920,800        1.07       6.582         614    392,080       56.53      47.07        80.24
60.01 - 70.00%                32      16,477,531        4.51       6.129         645    514,923       66.60      80.51        97.71
70.01 - 80.00%               518     224,564,720       61.41       5.885         668    433,523       79.30      91.72        99.63
80.01 - 85.00%                62      11,633,419        3.18       7.733         604    187,636       84.62      84.71        92.69
85.01 - 90.00%               141      34,601,585        9.46       7.197         653    245,401       89.65      80.06        93.18
90.01 - 95.00%                74      25,593,337        7.00       6.898         659    345,856       94.71      85.35       100.00
95.01 - 100.00               234      45,734,718       12.51       7.790         659    195,448       99.97      85.40       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     926  $  322,340,777       88.14%      6.306%        659  $ 348,100       83.05%    100.00%       98.65%
Ltd Income Verif              36      13,387,688        3.66       6.502         659    371,880       78.88       0.00       100.00
No Income Verif               87      24,268,111        6.64       7.223         677    278,944       83.88       0.00        96.66
No Doc                        30       5,701,624        1.56       7.977         713    190,054       86.25       0.00        99.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                          Distribution By Loan Purpose

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 263  $   82,364,189       22.52%      6.713%        635  $ 313,172       80.46%     82.32%       99.92%
Purchase                     762     264,281,623       72.27       6.267         671    346,826       84.05      90.37        98.51
Refi                          54      19,052,389        5.21       6.886         636    352,822       79.45      82.44        93.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                        Distribution By Occupancy Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status          Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,059  $  360,504,390       98.58%      6.393%        661  $ 340,420       83.03%     88.21%      100.00%
Non Owner                     20       5,193,810        1.42       6.837         682    259,691       80.58      83.50         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                          Distribution By Property Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                984  $  333,336,499       91.15%      6.401%        659  $ 338,757       82.95%     88.38%       98.77%
Condo                         71      25,060,544        6.85       6.225         685    352,965       83.00      86.42        95.63
Units 2-4                     19       5,579,609        1.53       6.843         670    293,664       86.28      85.13       100.00
Condo >4                       5       1,721,548        0.47       7.254         704    344,310       82.81      77.84       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                     Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)        353  $  157,251,237       43.00%      6.024%        669  $ 445,471       80.06%     91.09%       97.69%
California (Northern)        175      75,686,368       20.70       5.926         667    432,494       81.72      92.96        99.46
Florida                       85      20,723,336        5.67       7.167         659    243,804       84.05      79.50        97.15
New York                      43      13,599,278        3.72       6.838         670    316,262       87.24      74.52        96.88
Texas                         39      11,030,444        3.02       6.899         642    282,832       84.97      71.47       100.00
Michigan                      38       8,501,797        2.32       7.330         645    223,732       88.84      86.36       100.00
Illinois                      35       7,764,783        2.12       7.580         635    221,851       90.03      84.82       100.00
Maryland                      24       7,397,986        2.02       6.792         652    308,249       88.33      98.10        99.09
Minnesota                     13       6,007,040        1.64       6.153         677    462,080       84.39      81.39       100.00
Ohio                          31       5,684,855        1.55       7.060         658    183,382       91.42      95.40       100.00
Georgia                       26       5,421,517        1.48       7.321         634    208,520       89.38      70.73        99.50
Others                       217      46,629,558       12.75       7.265         637    214,883       87.79      83.48        99.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

                            Distribution By Zip Code

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Code                  Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
95020                          6  $    3,084,105        0.84%      5.903%        671  $ 514,017       79.74%     88.86%      100.00%
94583                          5       2,288,010        0.63       5.709         688    457,602       82.28     100.00       100.00
91344                          5       2,273,980        0.62       6.182         641    454,796       80.00     100.00       100.00
91381                          5       2,264,650        0.62       5.846         710    452,930       81.83     100.00       100.00
91913                          5       2,248,400        0.61       5.618         646    449,680       80.00     100.00       100.00
95023                          4       2,121,200        0.58       5.874         640    530,300       78.27     100.00       100.00
94553                          5       2,056,551        0.56       5.654         700    411,310       86.98      80.20       100.00
92882                          5       1,887,863        0.52       5.669         657    377,573       81.95     100.00        80.45
94513                          4       1,812,274        0.50       5.955         635    453,068       80.94     100.00       100.00
92109                          3       1,800,814        0.49       5.925         695    600,271       78.39      67.41       100.00
Others                     1,032     343,860,354       94.03       6.436         661    333,198       83.13      87.78        98.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months To Maturity

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Remaining Months        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
  To Maturity             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months           1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

                        Distribution By Amortization Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Amortization Type         Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1YR LIBOR ARM                  1  $      139,325        0.04%      8.875%        575  $ 139,325       90.00%    100.00%      100.00%
2YR IO                       457     193,120,041       52.81       6.085         662    422,582       81.72      94.46        98.47
2YR LIBOR ARM                474     114,013,056       31.18       7.055         649    240,534       85.38      74.99        98.47
3YR IO                        18       7,721,550        2.11       6.226         665    428,975       81.12      95.65       100.00
3YR LIBOR ARM                 15       3,496,045        0.96       7.239         635    233,070       85.84      94.70        87.87
5YR IO                        70      30,076,865        8.22       6.094         689    429,670       82.52      96.40       100.00
5YR LIBOR ARM                 36      13,669,280        3.74       6.256         676    379,702       82.78      81.36        99.55
6 Month Libor                  1         478,971        0.13       5.625         646    478,971       80.00     100.00       100.00
6 Month IO                     7       2,983,066        0.82       4.943         720    426,152       82.02     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                          Distribution By Periodic Cap

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Periodic Cap              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                          1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                      Distribution By Months To Rate Reset

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Months To               Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Rate Reset                Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1/12/2004                      9  $    3,601,362        0.98%      5.186%        705  $ 400,151       82.06%    100.00%      100.00%
13-24                        931     307,037,897       83.96       6.445         657    329,794       83.09      87.37        98.47
25-36                         33      11,217,595        3.07       6.542         655    339,927       82.59      95.35        96.22
49-60                        106      43,841,346       11.99       6.143         685    413,598       82.56      90.74        99.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Life Maximum Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Life Maximum Rate         Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               642  $  288,964,978       79.02%      5.929%        670  $ 450,101       80.74%     91.58%       98.60%
13.00-13.49%                  42      17,212,055        4.71       7.187         647    409,811       88.36      84.19       100.00
13.50-13.99%                  34      13,907,159        3.80       7.661         639    409,034       88.20      72.66        94.54
14.00-14.49%                   7       2,609,932        0.71       8.178         681    372,847       96.85      38.85       100.00
14.50-14.99%                 288      36,418,798        9.96       8.653         614    126,454       93.88      75.62        99.04
15.00-15.49%                  57       5,859,254        1.60       9.116         616    102,794       92.07      69.17        99.39
15.50-15.99%                   7         606,463        0.17       9.632         560     86,638       85.99      65.60       100.00
16.00% & Above                 2         119,561        0.03      10.090         571     59,780       89.96     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================


                             Distribution By Margin

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Margin                    Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                509  $  233,941,593       63.97%      5.802%        674  $ 459,610       78.42%     89.94%       98.45%
5.00- 5.49%                  114      46,548,585       12.73       6.673         657    408,321       86.70      85.80        98.99
5.50- 5.99%                   87      28,124,030        7.69       7.136         646    323,265       92.31      81.27        98.72
6.00- 6.49%                   90      22,700,580        6.21       7.645         649    252,229       94.29      74.99        97.79
6.50- 6.99%                   97      13,780,818        3.77       8.496         600    142,070       92.19      89.81        98.29
7.00 & Above                 182      20,602,594        5.63       8.794         599    113,201       95.37      95.76       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,079  $  365,698,200      100.00%      6.400%        661  $ 338,923       83.00%     88.14%       98.58%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

      Scheduled Principal Balance:                       $32,334,657

      Number of Mortgage Loans:                                  190

      Average Scheduled Principal Balance:                  $170,182

      Weighted Average Gross Coupon:                           7.592%

      Weighted Average Net Coupon:                             7.091%

      Weighted Average Original FICO Score:                      653

      Weighted Average Original LTV Ratio:                     84.12%

      Weighted Average Stated Remaining Term (months):           351

      Weighted Average Seasoning (months):                         2


                    Distribution By Current Principal Balance

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
Current Principal       Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               39  $    1,544,708        4.78%      9.108%        625  $  39,608       84.24%     82.16%       66.10%
$50,001 - $75,000             41       2,480,890        7.67       9.001         621     60,510       87.39      92.68        80.68
$75,001 - $100,000            26       2,281,738        7.06       8.984         620     87,759       86.97      79.92        87.92
$100,001 - $125,000           12       1,353,282        4.19       8.871         617    112,774       89.24      73.65       100.00
$125,001 - $150,000           15       2,050,244        6.34       9.082         615    136,683       91.89      79.99       100.00
$150,001 - $200,000           10       1,710,044        5.29       8.720         640    171,004       95.89      88.54       100.00
$200,001 - $250,000            1         229,861        0.71       8.500         618    229,861      100.00     100.00       100.00
$250,001 - $300,000            1         263,679        0.82       8.500         600    263,679       92.31     100.00       100.00
$300,001 - $350,000            4       1,353,677        4.19       6.468         647    338,419       84.96     100.00       100.00
$350,001 - $400,000           13       4,833,290       14.95       6.689         673    371,792       84.00     100.00        92.06
$400,001 & Above              28      14,233,244       44.02       6.870         673    508,330       79.60      87.62        93.77
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                          Distribution By Current Rate

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Current Rate              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  8  $    3,447,752       10.66%      5.709%        695  $ 430,969       76.62%    100.00%      100.00%
6.00- 6.49%                    9       4,272,346       13.21       6.173         675    474,705       76.88      89.17       100.00
6.50- 6.99%                   13       5,710,636       17.66       6.772         651    439,280       80.41      92.76        93.28
7.00- 7.49%                    6       3,078,061        9.52       7.332         678    513,010       78.18      71.21        71.21
7.50- 7.99%                    7       2,979,125        9.21       7.756         666    425,589       91.91     100.00       100.00
8.00- 8.49%                    1         498,190        1.54       8.375         729    498,190       89.02     100.00       100.00
8.50- 8.99%                   87       7,710,471       23.85       8.683         628     88,626       90.90      86.61        90.91
9.00- 9.49%                   33       2,418,568        7.48       9.132         621     73,290       86.54      81.14        81.79
9.50- 9.99%                   20       1,773,320        5.48       9.724         606     88,666       90.80      90.51        97.55
10.00 & Above                  6         446,189        1.38      10.386         598     74,365       85.31      50.46        79.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Credit Score              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                    7  $    2,188,506        6.77%      6.870%        763  $ 312,644       81.97%     75.59%       68.82%
720-739                        8       1,820,927        5.63       7.442         730    227,616       85.34      58.52        98.53
700-719                        6       1,753,499        5.42       6.774         707    292,250       86.34      70.19       100.00
680-699                       15       3,279,695       10.14       7.162         689    218,646       82.68      83.46        72.08
660-679                       19       4,541,695       14.05       7.025         669    239,037       81.35      92.14        95.87
640-659                       27       4,701,738       14.54       7.484         649    174,138       86.58      98.01        91.49
620-639                       33       5,789,266       17.90       7.596         631    175,432       84.24      96.88        98.67
600-619                       30       4,648,950       14.38       8.235         609    154,965       89.28      96.71        98.45
580-599                       10         999,123        3.09       8.344         585     99,912       80.69      88.80        88.80
560-579                       15       1,232,028        3.81       8.954         570     82,135       79.33      78.75        93.92
540-559                       20       1,379,230        4.27       9.297         549     68,961       76.05      90.76       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                           Distribution By Lien Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Lien Status               Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                  190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
  Combined              Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                 4  $      638,941        1.98%      7.761%        659  $ 159,735       52.63%     29.68%       29.68%
60.01 - 70.00%                12       2,944,490        9.11       6.785         651    245,374       67.25      74.43        77.81
70.01 - 80.00%                68      15,188,778       46.97       6.992         655    223,364       78.73      91.56        94.78
80.01 - 85.00%                17       1,266,293        3.92       8.968         602     74,488       84.73      84.35        82.81
85.01 - 90.00%                22       2,954,062        9.14       7.921         676    134,276       89.72      78.11        85.26
90.01 - 95.00%                12       2,025,821        6.27       8.286         636    168,818       93.92      93.83       100.00
95.01 - 100.00                55       7,316,273       22.63       8.586         654    133,023       99.76      97.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                          Distribution By Original LTV

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                 4  $      638,941        1.98%      7.761%        659  $ 159,735       52.63%     29.68%       29.68%
60.01 - 70.00%                12       2,944,490        9.11       6.785         651    245,374       67.25      74.43        77.81
70.01 - 80.00%                68      15,188,778       46.97       6.992         655    223,364       78.73      91.56        94.78
80.01 - 85.00%                17       1,266,293        3.92       8.968         602     74,488       84.73      84.35        82.81
85.01 - 90.00%                22       2,954,062        9.14       7.921         676    134,276       89.72      78.11        85.26
90.01 - 95.00%                12       2,025,821        6.27       8.286         636    168,818       93.92      93.83       100.00
95.01 - 100.00                55       7,316,273       22.63       8.586         654    133,023       99.76      97.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     163  $   28,694,472       88.74%      7.536%        649  $ 176,040       85.02%    100.00%       95.41%
Ltd Income Verif               3         674,929        2.09       7.445         679    224,976       78.05       0.00       100.00
No Income Verif               19       2,590,298        8.01       8.005         681    136,331       76.17       0.00        59.30
No Doc                         5         374,957        1.16       9.331         724     74,991       80.69       0.00        52.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                          Distribution By Loan Purpose

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                  77  $   12,329,761       38.13%      7.860%        638  $ 160,127       83.54%     88.15%       90.03%
Purchase                      86      15,527,685       48.02       7.380         664    180,554       85.99      92.85        95.65
Refi                          27       4,477,211       13.85       7.593         659    165,823       79.18      76.14        85.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                        Distribution By Occupancy Status

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status          Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               161  $   29,786,473       92.12%      7.549%        650  $ 185,009       85.01%     91.92%      100.00%
Non Owner                     29       2,548,184        7.88       8.101         690     87,868       73.69      51.64         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                          Distribution By Property Type

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type             Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                173  $   30,652,037       94.80%      7.543%        652  $ 177,179       84.36%     90.08%       93.78%
Units 2-4                     10       1,145,228        3.54       8.324         664    114,523       73.59      51.00        47.31
Condo                          6         485,077        1.50       8.742         693     80,846       94.40      92.22        92.22
Modular                        1          52,315        0.16       9.500         568     52,315       75.00     100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                     Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)         19  $    7,105,316       21.97%      6.651%        683  $ 373,964       80.32%     87.34%       88.45%
New York                      17       3,714,372       11.49       7.552         651    218,492       82.42      89.20        95.69
Florida                       18       3,054,960        9.45       8.026         636    169,720       90.46      97.22        97.55
California (Northern)          7       2,563,622        7.93       6.274         663    366,232       74.48      66.35        82.47
Texas                         18       2,038,833        6.31       8.014         634    113,268       80.89      84.43        96.20
Ohio                          14       1,497,732        4.63       8.503         644    106,981       93.70      96.43        94.40
New Jersey                     6       1,267,534        3.92       8.014         648    211,256       84.50      84.78        92.61
Virginia                       3       1,237,969        3.83       6.451         711    412,656       84.83     100.00       100.00
Tennessee                     13       1,198,090        3.71       8.410         607     92,161       84.41      78.65        88.87
Michigan                       8       1,070,741        3.31       8.577         645    133,843       93.34      84.85        92.80
Pennsylvania                   9         998,006        3.09       7.375         651    110,890       79.21      95.65        79.21
Others                        58       6,587,482       20.37       8.462         635    113,577       87.78      94.43        94.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                            Distribution By Zip Code

                                                    Pct. Of
                                                    Pool By     Weighted                 Avg.      Weighted
                        Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Code                  Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
92345                          2  $      943,642        2.92%      6.736%        654  $ 471,821       80.00%    100.00%      100.00%
10598                          2         859,569        2.66       7.707         710    429,784       88.95     100.00       100.00
22066                          1         770,459        2.38       5.999         749    770,459       80.00     100.00       100.00
7450                           1         738,870        2.29       7.375         667    738,870       80.00     100.00       100.00
11747                          1         696,405        2.15       6.990         621    696,405       63.64     100.00       100.00
11568                          1         695,865        2.15       6.000         635    695,865       70.00     100.00       100.00
89148                          1         676,430        2.09       6.750         676    676,430       80.00     100.00       100.00
90803                          1         598,858        1.85       6.250         677    598,858       80.00     100.00       100.00
33029                          1         586,386        1.81       7.375         694    586,386      100.00     100.00       100.00
48323                          1         524,090        1.62       7.990         647    524,090      100.00     100.00       100.00
Others                       178      25,244,082       78.07       7.787         647    141,821       84.81      85.58        89.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                  Distribution By Remaining Months To Maturity

                                                     Pct. Of
                                                     Pool By     Weighted                 Avg.      Weighted
Remaining Months         Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.  Pct. Full  Pct. Owner
  To Maturity              Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                13  $    1,250,704        3.87%      7.862%        642  $  96,208       87.54%    100.00%       97.19%
241 - 360 Months             177      31,083,953       96.13       7.581         654    175,616       83.98      88.29        91.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================


                        Distribution By Amortization Type

                                                     Pct. Of
                                                     Pool By     Weighted                 Avg.      Weighted
Amortization             Number Of    Principal     Principal    Avg. Gross  Weighted   Principal  Avg. Orig.  Pct. Full  Pct. Owner
Type                       Loans       Balance       Balance      Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed Balloon                  2  $       93,795        0.29%      8.892%        596  $  46,897       84.14%    100.00%      100.00%
Fixed Rate                   188      32,240,862       99.71       7.589         653    171,494       84.12      88.71        92.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        190  $   32,334,657      100.00%      7.592%        653  $ 170,182       84.12%     88.74%       92.12%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, WAC Cap and Effective WAC Cap. The Loan Group I Cap, and the Loan Group II Cap, the WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                       Group I       Group II
    Distribution      Loan Cap       Loan Cap          WAC           Eff. WAC
        Date             (%)            (%)          Cap (%)          Cap (%)
    ------------    ------------   ------------      -------       ------------
         Jun-04         6.2834        6.2016          6.2631          6.2631
         Jul-04         5.8785        5.8029          5.8598         24.8718
         Aug-04         6.0750        5.9978          6.0558         25.3419
         Sep-04         5.5275        5.4615          5.5112         25.0182
         Oct-04         6.5150        6.4381          6.4959         26.1919
         Nov-04         5.7010        5.6343          5.6845         25.5349
         Dec-04         5.8852        5.8169          5.8683         25.8133
         Jan-05         6.2914        6.2190          6.2734         26.2746
         Feb-05         5.8857        5.8184          5.8690         25.8258
         Mar-05         6.5247        6.4524          6.5067         26.3681
         Apr-05         5.8934        5.8283          5.8772         25.6186
         May-05         6.0899        6.0229          6.0732         25.6891
         Jun-05         5.5363        5.4755          5.5212         25.0006
         Jul-05         6.5249        6.4533          6.5071         25.8480
         Aug-05         5.8934        5.8289          5.8774         24.9436
         Sep-05         5.7151        5.6553          5.7002         24.5692
         Oct-05         6.3063        6.2405          6.2899         24.9298
         Nov-05         5.8995        5.8380          5.8842         23.9590
         Dec-05         5.7151        5.6556          5.7003         23.2320
         Jan-06         6.3063        6.2408          6.2900         23.0688
         Feb-06         5.5419        5.4844          5.5276         21.7998
         Mar-06         9.0936        8.9210          9.0507         24.8308
         Apr-06         8.7795        8.6130          8.7381         24.0573
         May-06         8.4864        8.3256          8.4464         23.3228
        Jun-06*         7.9555        7.8049          7.9181         22.3691
         Jul-06         8.7780        8.6119          8.7367          8.7367
         Aug-06         8.2112        8.0560          8.1726          8.1726
         Sep-06         8.9851        8.8002          8.9391          8.9391
         Oct-06         9.2840        9.0931          9.2365          9.2365
         Nov-06         8.4395        8.2660          8.3963          8.3963
         Dec-06         9.6029        9.4056          9.5538          9.5538
         Jan-07         9.2822        9.0916          9.2347          9.2347
         Feb-07         8.7056        8.5325          8.6625          8.6625
         Mar-07        10.8931       10.6524         10.8331         10.8331
         Apr-07        10.1661        9.9416         10.1102         10.1102
         May-07        10.1653        9.9410         10.1094         10.1094
         Jun-07         9.8366        9.6197          9.7826          9.7826
         Jul-07        10.1637        9.9397         10.1079         10.1079
         Aug-07         9.2404        9.0386          9.1901          9.1901
         Sep-07        11.3615       11.0943         11.2949         11.2949
         Oct-07        10.9818       10.7237         10.9175         10.9175
         Nov-07        10.2946       10.0528         10.2344         10.2344
         Dec-07        10.9800       10.7222         10.9158         10.9158
         Jan-08        10.9792       10.7214         10.9149         10.9149
         Feb-08        10.6255       10.3781         10.5639         10.5639
         Mar-08        11.3858       11.1182         11.3191         11.3191
         Apr-08        10.6503       10.4001         10.5880         10.5880
         May-08        10.3167       10.0744         10.2563         10.2563


                      Group I       Group II
    Distribution     Loan Cap       Loan Cap          WAC            Eff. WAC
        Date            (%)            (%)          Cap (%)           Cap (%)
    ------------   ------------   ------------      -------        ------------
         Jun-08        11.3830       11.1158         11.3164         11.3164
         Jul-08        11.0027       10.7445         10.9383         10.9383
         Aug-08        10.6483       10.4004         10.5865         10.5865
         Sep-08        10.6738       10.4231         10.6113         10.6113
         Oct-08        10.3394       10.0967         10.2789         10.2789
         Nov-08        11.4081       11.1486         11.3434         11.3434
         Dec-08        10.6750       10.4286         10.6135         10.6135
         Jan-09        10.6741       10.4367         10.6149         10.6149
         Feb-09        11.0290       10.9126         10.9999         10.9999
         Mar-09        12.0536       11.8784         12.0099         12.0099
         Apr-09        10.2263       10.0778         10.1893         10.1893
         May-09        11.6358       11.4696         11.5943         11.5943
         Jun-09        11.2482       11.0864         11.2078         11.2078
         Jul-09        10.5442       10.3955         10.5071         10.5071
         Aug-09        11.6338       11.5142         11.6040         11.6040
         Sep-09        10.9536       10.8266         10.9219         10.9219
         Oct-09        10.9525       10.8256         10.9209         10.9209
         Nov-09        11.3165       11.1881         11.2845         11.2845
         Dec-09        10.2879       10.1701         10.2585         10.2585
         Jan-10        12.1238       11.9884         12.0900         12.0900
         Feb-10        10.9495       10.8685         10.9293         10.9293
         Mar-10        12.2002       12.0939         12.1737         12.1737
         Apr-10        10.6741       10.5812         10.6509         10.6509
         May-10        11.7772       11.6774         11.7523         11.7523
         Jun-10        11.0175       10.9230         10.9939         10.9939
         Jul-10        11.0164       10.9249         10.9936         10.9936
         Aug-10        11.3824       11.3306         11.3695         11.3695
         Sep-10        10.4133       10.3521         10.3980         10.3980
         Oct-10        12.2716       12.1995         12.2536         12.2536
         Nov-10        10.7366       10.6735         10.7208         10.7208
         Dec-10        11.0818       11.0168         11.0656         11.0656
         Jan-11        11.8448       11.7754         11.8275         11.8275
         Feb-11        11.0795       11.0147         11.0634         11.0634
         Mar-11        12.2654       12.1937         12.2475         12.2475
         Apr-11        11.0773       11.0126         11.0612         11.0612
         May-11        11.4454       11.3786         11.4287         11.4287
         Jun-11        10.4039       10.3432         10.3887         10.3887
         Jul-11        12.2605       12.1890         12.2427         12.2427
         Aug-11        11.0729       11.0084         11.0568         11.0568
         Sep-11        10.7258       10.6634         10.7102         10.7102
         Oct-11        11.8342       11.7654         11.8170         11.8170
         Nov-11        11.0696       11.0053         11.0535         11.0535
         Dec-11        10.7226       10.6603         10.7070         10.7070
         Jan-12        11.8306       11.7620         11.8135         11.8135
         Feb-12        10.3956       10.3353         10.3806         10.3806
         Mar-12        12.2507       12.1798         12.2330         12.2330
         Apr-12        11.4329       11.3667         11.4164         11.4164
         May-12        11.4318       11.3656         11.4153         11.4153

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    Distribution     Group I Loan     Group II Loan       WAC        Eff. WAC
        Date            Cap (%)          Cap (%)        Cap (%)      Cap (%)
    ------------     ------------     -------------     -------      -------
       Jun-12           11.0619           10.9980       11.0460      11.0460
       Jul-12           11.4295           11.3635       11.4130      11.4130
       Aug-12           10.3895           10.3295       10.3745      10.3745
       Sep-12           11.8213           11.7531       11.8043      11.8043
       Oct-12           11.4262           11.3603       11.4097      11.4097
       Nov-12           10.7110           10.6493       10.6956      10.6956
       Dec-12           11.4240           11.3582       11.4075      11.4075
       Jan-13           11.4229           11.3571       11.4064      11.4064
       Feb-13           11.0533           10.9897       11.0374      11.0374
       Mar-13           12.2364           12.1660       12.2188      12.2188
       Apr-13           11.0512           10.9877       11.0353      11.0353
       May-13           10.3804           10.3208       10.3655      10.3655
       Jun-13           12.2329           12.1626       12.2154      12.2154
       Jul-13           11.4163           11.3508       11.3999      11.3999
       Aug-13           10.7017           10.6403       10.6864      10.6864
       Sep-13           11.4141           11.3486       11.3978      11.3978
       Oct-13           11.4130           11.3476       11.3967      11.3967
       Nov-13           11.0438           10.9805       11.0280      11.0280
       Dec-13           11.0428           10.9795       11.0270      11.0270
       Jan-14           10.6967           10.6354       10.6814      10.6814
       Feb-14           11.8021           11.7346       11.7853      11.7853
       Mar-14           12.2225           12.1525       12.2050      12.2050
       Apr-14           11.0387           10.9755       11.0229      11.0229
       May-14           10.6927           10.6315       10.6774      10.6774


      * Represents the final month of the Interest Rate Cap agreement.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $1,565,849,169 (the initial fixed rate notional amount), a term of 24 months beginning on the second distribution date and a strike rate of 1-month LIBOR equal to 1.10%.

The Interest Rate Cap Notional Amount Amortization Schedule

         Distribution Period                           Interest Rate Cap
               (months)                               Notional Amount ($)
         -------------------                          -------------------
                  1                                                       0
                  2                                           1,565,849,169
                  3                                           1,546,971,673
                  4                                           1,523,730,955
                  5                                           1,498,068,173
                  6                                           1,469,992,015
                  7                                           1,437,883,109
                  8                                           1,403,587,071
                  9                                           1,363,066,739
                  10                                          1,320,146,553
                  11                                          1,276,795,908
                  12                                          1,234,312,824
                  13                                          1,192,355,737
                  14                                          1,151,643,729
                  15                                          1,104,373,050
                  16                                          1,063,183,313
                  17                                          1,021,667,572
                  18                                            963,714,085
                  19                                            909,294,151
                  20                                            846,536,383
                  21                                            798,607,403
                  22                                            753,352,931
                  23                                            711,543,026
                  24                                            672,263,574
                  25                                            635,357,259

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

The Seller will make the following representations with respect to the Mortgage
Loans:

(i) None of the Mortgage Loans are classified as a "high cost loan" under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

(ii) To the best of Seller's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(iii) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.

(iv) No Mortgage Loan has a prepayment penalty term that extends beyond five years after the date of origination.

(v) None of the Mortgage Loans are a "high cost," "threshold," "covered", "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(vi) There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act;

A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Certificates with respect to any Group I Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group I Mortgage Loan, the seller will either (i) purchase such mortgage loan from the at a price equal to the purchase price for such mortgage loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement.

In addition, the servicing guide of the servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                     Goldman
--------------------------------------------------------------------------------

        Mortgage Finance
        ----------------
        Michelle Gill                               (212) 357-8721

        Structuring
        -----------
        Jonathan Heagle                             (212) 902-1692

        Trading
        -------
        Kevin Gasvoda                               (212) 902-8768

        Justin Mahoney                              (212) 357-5295



--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

        Standard & Poor's
        -----------------
        Todd N. Niemy                               (212) 438-2494

        Moody's
        -------
        Karin Kelner                                (212) 553-7191

        Fitch
        -----
        Ben Katzburg                                (212) 908-0269


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.